                                                                   EXHIBIT 23(a)

                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1995, included in Acuson Corporation's Form 10-K for the year ended December 31, 1994, and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP

San Jose, California
May 31, 1995